Supplement to Prospectus
HC Advisors Shares
Dated March 29, 2010
HC Capital Trust
The date of this Supplement is April 9, 2010
The Intermediate Term Municipal Bond Portfolio: Effective immediately the Intermediate Term Municipal Bond Portfolio benchmark will be changed from the Barclays Municipal 5-Year General Obligations Index (“Barclays Municipal 5-Year G.O. Index) to the Barclays Municipal 3-15 Year Blend Index. The reason for the change is that the Barclays Municipal 5-Year G.O. Index lacks broad sector diversification, is highly concentrated in yield curve exposure and holds only general obligation bonds, which represent approximately 30% of the overall sector allocation of the municipal market, without representation of other key sectors such as revenue and prerefunded bonds in which the Portfolio invests. The “bulleted” nature of the Barclays Municipal 5-Year G.O. Index also leads to a high maturity concentration of bonds within the range of 4 to 6 years. These high sector and curve concentrations do not fully reflect the opportunity set that the municipal market offers or that the Specialist Manager may pursue. The Barclays Municipal 3-15 Year Blend Index offers greater sector and yield curve diversification. With this index, sector diversification includes general obligation, prerefunded and revenue bonds, and yield curve exposure represents bonds maturing from 2 to 17 years.
     1. The following replaces the “Average Annual Total Returns” table, found on page 59 of the Prospectus:
Average Annual Total Returns
(for the periods ended 12/31/09)

	One	Five	Ten
	Year	Years	Years
The Intermediate Term Municipal Bond Portfolio

- Before Taxes	9.58%	2.81%	4.39%
- After Taxes on Distributions	9.58%	2.67%	4.31%
- After Taxes on Distributions and Sale of Portfolio Shares	7.72%	2.87%	4.34%
Barclays Capital Municipal Index 3-15 Year Blend* (reflects no deduction for fees, expenses or taxes)	9.46%	4.49%	5.60%
Barclays Capital 5-Year G.O. Index (reflects no deduction for fees, expenses or taxes)	5.77%	3.65%	4.56%

*	Effective April 9, 2010, the Fund transitioned its benchmark from the Barclays Capital 5-Year General Obligations Index to Barclays Capital Municipal Index 3-15 Year Blend.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Advisors Shares Prospectus for HC Capital Trust